                     THE BUSINESS/MANAGER-REG- AGREEMENT
                      WITH BUSINESSES AND PROFESSIONALS


TO: COLORADO STATE BANK OF DENVER      FROM:  ACI SYSTEMS, INC.
    -----------------------------             -------------------------------
    1600 BROADWAY                             7002 SOUTH REVERE PKWY SUITE 40
    -----------------------------             -------------------------------
    DENVER CO  80202-4999                     ENGLEWOOD CO 80112-3932
    -----------------------------             -------------------------------
    (the "Bank")                              (the "Business")

The Business named above agrees to the following terms according to which, when accepted by the Bank, the Business will receive payment for receivables arising from sales or services to Customers and purchased by the Bank pursuant to the Bank's Business/Manager plan.

SECTION 1: DEFINITIONS

     1.1 "CREDIT APPLICATION AND AGREEMENT" means a Credit Application and Agreement executed by a Customer and any other agreement or documentation that governs the terms and disclosures relating to a Receivable.

     1.2 "CREDIT MEMO" means a form reflecting a credit, other than a credit arising from a payment, to a Customers account with the Business.

     1.3 "CUSTOMER" means a debtor obligated on one or more Receivables which arose from goods the Business sold or services it rendered to the Customer.

     1.4 "FACE AMOUNT" of a Receivable means on any date the outstanding balance of such Receivable (after taking into account, without duplication, all payments, returns, credits, or allowances of any nature at any time issued, owing, granted or outstanding), plus any taxes imposed in connection with such Receivable.

     1.5 "INVOICE" means an invoice or similar evidence of the terms of a sale of goods or provision of services previously made by the Business to a Customer.

     1.6 "NET AMOUNT" of a Receivable means the Face Amount of a Receivable less the Service Charge.

     1.7 "OBLIGATIONS" means all of the Business's obligations to the Bank, whether pursuant to this Agreement, under any note, contract, guaranty, accommodation or otherwise, however and whenever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due.

     1.8 "RECEIVABLES" means all accounts, instruments, contract lights, chattel paper, documents, and general intangibles arising from the Business's sale of goods or rendering of services, and the proceeds thereof, and all security and guaranties therefore, whether now existing or hereafter created, that are accepted by the Bank for purchase hereunder in the Bank's sole and absolute discretion.

     1.9 "RECOURSE OBLIGATION" means the liability of the Business to the Bank under this agreement in an amount equal on any date to the Face Amount of Receivables on that date, plus attorneys' fees (if incurred) and accrued and unpaid finance charges related to such Receivables. Upon a Default or termination under this Agreement, the Recourse Obligation shall also include the amount of all indemnities and other obligations arising under this Agreement.

     1.10 "RESERVE" means funds of the Business used to provide for the funding of the Business's Recourse Obligation. "RESERVE ACCOUNT" means the deposit account of the Business containing the Reserve established pursuant to Section 2.5 of this Agreement.

     1.11 "SERVICE CHARGE" means a discount equal to 2.55 percent (2.55%) of the Face Amount of each Receivable the Business tenders to the Bank that is acquired by the Bank. The Service Charge may be periodically reviewed and adjusted at the Bank's discretion based on activity levels, credit quality, and current economic conditions. The Business acknowledges that the Service Charge is a discount for value and in no event constitutes interest or a similar charge and that the transaction contemplated under this Agreement is not a transaction for the use, forbearance or detention of money. The Service Charge is in the view of the parties a reasonable and customary discount.

SECTION 2.- SALE; PURCHASE PRICE; BILLING AND COLLECTION; RESERVE

     2.1 ASSIGNMENT AND SALE. The Business hereby assigns and sells to the Bank as absolute owner, with full recourse as set out below, the Business's entire interest in such of its currently outstanding Receivables as are described on attached Exhibit 2.1, as well as its future Receivables represented by Invoices it delivers to the Bank; provided, however, that at no time shall the total Face Amount of Receivables outstanding exceed $750,000.00 unless agreed to by the Bank. The Business and the Bank agree that the transaction contemplated by this Agreement is an account purchase transaction and that the accounts are being purchased by the Bank from the Business at a discount. The amount of the Recourse Obligation shall be payable by the Business to the Bank on demand by the Bank following a Default or termination under this Agreement.

     2.2 PURCHASE PRICE. The purchase price of the Receivables shall be equal to the Net Amount thereof. The Net Amount less the Reserve associated with the Receivables shall be credited to the Business's primary account with the Bank on or before the next banking day after delivery to the Bank of acceptable Invoices.

     2.3 DOCUMENTATION. The Business will provide the Bank with appropriate Credit Applications and Agreements, Invoices, and Credit Memos (if applicable) related to all sales and services creating Receivables of Customers, and such other documents and proof of delivery of goods or rendering of services as the Bank may reasonably require. As to the Receivables described on Exhibit 2.1, the payment of the purchase price by the Bank as set forth in Section 2.2 hereof shall be conclusive evidence of assignment and sale thereof, and, if the Bank so requires, any invoices the Business may thereafter send (if any) will clearly indicate that the related Receivables have been assigned, sold, and are payable to the Bank only.

     2.4 BILLING. The Bank will send a monthly statement to all Customers itemizing their account activity during the preceding billing period, unless otherwise agreed by the parties. All Customers will be instructed to make payments to a post office box controlled by the Bank. All payments received from or for the account of a Customer will be applied to the obligations of that Customer. Payment will be deemed made when received by the Bank. All variations, modifications or extensions of indebtedness on Receivables sold to the Bank hereunder will be made only by the Bank. Nothing in this Agreement authorizes the Business to collect Receivables sold to the Bank hereunder, but in the event the Business does, it will receive remittances in trust for the Bank and will remit the same to the Bank, properly endorsed, no later than the next banking day. The Business will pay to the Bank any finance charges incurred pursuant to the applicable Credit Application and Agreement by a Customer because of delay on the Business's part in delivering payments or Credit Memos to the Bank.

     2.5 RESERVE. The Bank may retain a portion of the sums payable to the Business, the amount of which the Bank may adjust from time to time in its reasonable discretion, to provide for satisfaction of the Business's Recourse Obligation. The initial amount of the Reserve will be equal to 10.0% of the Face Amount of all Receivables initially purchased by the Bank. Thereafter, and subject to the Bank's fight to adjust the Reserve as set out above, the amount of the Reserve will be increased by 10.0% of the Face Amount of all Receivables purchased by the Bank subsequent to its initial purchase of the Receivables. The Reserve will be held in a separate, interest-bearing account for the benefit of the Business.

SECTION 3: REASSIGNMENT OF RECEIVABLES; SECURITY INTEREST

     3.1 REASSIGNMENT. With respect to any Receivables initially purchased by the Bank and shown on Exhibit 2.1, the Bank may reassign and charge back to the Business all or any portion of such Receivables from any particular Customer if any minimum payment due on one or more of such Receivables remains unpaid following 90 days after its due date. With respect to any Receivables purchased subsequent to the Bank's initial purchase hereunder, the Bank may reassign and charge back to the Business all or any portion of such Receivables from any particular Customer if any minimum payment due on one or more of such Receivables remains unpaid following 90 days after its due date. For purposes of this Agreement the aging status of Receivables purchased from the Business as shown on the aging of Receivables produced or generated by the Bank will be deemed conclusive (absent manifest error) in determining which Receivables may be reassigned by the Bank to the Business. Regardless of when purchased, the Bank may reassign and charge back to the Business all or any portion of such Receivables from any particular Customer if such Customer is bankrupt or insolvent or if any dispute arises with a Customer regarding such Receivables (including, without limitation, any alleged deduction, defense, offset or counterclaim thereto). The Bank may reassign and charge back to the Business all outstanding Receivables (a) upon a Default, as defined in Section 8, or (b) upon the termination of this Agreement. Any decision by the Bank to reassign less than the maximum amount permitted by this Agreement shall not be deemed a waiver of the Bank's rights of reassignment to the maximum extent permitted in this Agreement.

     3.2 EFFECT OF REASSIGNMENT. Upon a reassignment of one or more Receivables, the Business shall be liable to the Bank for payment of the Recourse Obligation with respect to the reassigned Receivables. Without notice to or demand on the Business, the Bank may debit such amount (and any amount necessary to bring the Reserve to the level required by the Bank in its sole and reasonable discretion) against the Business's Reserve Account or any other deposit account of the Business with the Bank. In the event such accounts contain insufficient funds for the Bank's debit or the Bank elects not to make such debit, the Business agrees to pay any such deficiency or shortfall on demand. Upon a reassignment of Receivables, the Bank shall have no further undertaking with respect to the billing or collection of the Receivables so reassigned.

     3.3 SECURITY INTEREST. The Business hereby grants the Bank a security interest in all of its present and future accounts, instruments, contract fights, chattel paper, documents and general intangibles (in each case as defined in the Uniform Commercial Code as in effect in the State whose law governs this Agreement) and the proceeds thereof, and all returned, repossessed, and reclaimed goods, and related books and records, to secure all of the Business's Obligations, and agrees to execute appropriate UCC-1 financing and other related statements. The Business further sells and assigns the Bank all of the Business's rights as an unpaid vendor or lendor, all of its related rights of stoppage in transit, replevin and reclamation and rights against third parties, and the Business agrees to cooperate with the Bank in exercising these rights. In addition, the Business grants the Bank a security interest in the Reserve and in the Reserve Account to secure all of the Business's Obligations. The Business agrees to execute such additional documents and take such further action as Bank deems necessary, or desirable in order to perfect the security interests granted herein, to effectuate the sale and assignment of the Receivables, and otherwise to effectuate the purposes of the Agreement. In the event that the Bank requires additional security for the Business's obligations under this Agreement and the Business or other party executes additional security agreements, pledge agreements, guaranties and documents of similar import (collectively, the "Additional Security Documents"), terms used therein such as, but not limited to, "loans," "indebtedness," "secured obligations," and "obligations," shall be deemed to include the Recourse Obligation as defined herein, and notwithstanding the provisions of the Additional Security Documents, the Recourse Obligation secured thereby shall not constitute loans or indebtedness.

SECTION 4:  REPRESENTATIONS, WARRANTIES AND COVENANTS

     4.1 REPRESENTATIONS AND WARRANTIES. The Business represents and warrants that it is fully authorized to enter into this Agreement and to perform hereunder, and that this Agreement constitutes its legal, valid and binding obligation; that the Business is solvent and in good standing in the State of its organization; that its Receivables are and that they will be at the time of their creation, bona fide and existing obligations of Customers of the Business arising out of its sales or services, free and clear of all security interests, liens, and claims whatsoever of third parties and that the documentation under which the Receivables are payable authorize the payee thereof to charge, collect and receive interest at the rate provided in such documentation; that all Receivables and all documents and practices related thereto comply with all applicable federal and state laws; that the collateral of the Business in which a security interest is granted in Section
3.3 hereof or any Additional Security Documents is not subject to any other security interest, lien or encumbrance whatsoever (except in favor of the Bank), and that the Business will not permit such collateral to become so encumbered without the Bank's prior written consent; and that the Business's inventory is not subject to any security interest, lien or encumbrance whatsoever and that the Business will not permit its inventory to become so encumbered without the Bank's prior written consent.

     4.2 COVENANTS. The Business covenants that (i) it will allow the Bank to review and inspect during reasonable business hours, and the Business will supply, financial information and necessary documentation on the Business, any guarantors, or on any Customer upon the Bank's request; and
(ii) with respect to each Receivable as it arises: (a) the Business will have made delivery of the goods and/or will have rendered the services represented by the Invoice, and the goods and/or services will have been accepted; (b) the Business will have preserved and will continue to preserve any liens and any rights to liens available by virtue of the sales and/or services; (c) the Customer will not be the Business's affiliate; (d) the Bank's copy of the Invoice will be genuine and will comply with this Agreement; (e) the Business will have no knowledge of any dispute or potential dispute that may impair the validity of the transaction or the Customer's obligation to pay the related Receivable in accordance with its terms; (f) the Business will have the right to render the services and/or to sell the goods creating the Receivable, and will do so in accordance with all applicable laws; (g) the Business will have paid or provided for the payment of all taxes arising from the transaction creating the Receivable; and (h) the Receivable will not be subject to any deduction, offset, defense, or counterclaim.

SECTION 5: FORMS AND PROCEDURES; RESPONSIBILITY FOR USE

          5.1 FORMS AND PROCEDURES. The Business will use only forms, agreements, and advertising materials supplied or approved by the Bank in connection with the Receivables and will follow all procedures that are satisfactory to the Bank in connection with the use of such forms, agreements, and advertising materials.

          5.2 RESPONSIBILITY. The Business will be solely responsible for, the adequacy, completeness and accuracy of the raw data and its preparation in the form required and its transmission to the Bank, and will indemnify and hold the Bank and its agents and employees (and anyone else providing processing, billing, or receivables management services) harmless from (and pay all reasonable attorneys' fees with respect to) any claim or liability sustained by virtue of acting in reliance upon data furnished by the Business. The Business understands that the form of credit application and agreement and other documentation the Bank supplies to the Business should be reviewed by the Business's local counsel as the Bank makes no representation or warranty as to their enforceability in the Business's state or their compliance with applicable federal and state laws. The Bank and the Business agree that the Bank is the owner of all Receivables purchased by the Bank hereunder, and that all activities of the Bank in connection with the collection of Receivables, generation of information, and processing of data, is for the account of the Bank's own affairs; that the information generated in connection therewith is the property of the Bank; and that the use of computers by the Bank in connection with its activities under this agreement is used to facilitate the performance of services other than "data processing." The Business will indemnify and hold the Bank and its agents and employees (and anyone else providing processing or billing services) harmless from (and pay all reasonable attorneys' fees with respect to) any loss or claim involving breach of warranty or representation by the Business and from any loss or claim by any Customer relating to goods and/or services (or the manner or type of their sale or provision) giving rise to Receivables purchased by the Bank hereunder.

SECTION 6: POWER OF ATTORNEY

          The Business appoints the Bank as its attorney-in-fact to receive, open, and dispose of all mail addressed to the Business pertaining to Receivables; to endorse the Business's name upon any notes, acceptances, checks, drafts, money orders, and other evidences of payment of Receivables that may come into the Bank's possession, and to deposit or otherwise collect the same; and to do all other acts and things necessary to carry out the terms of this Agreement. This power, being coupled with an interest, is irrevocable while any Receivable shall remain unpaid.

SECTION 7: APPLICABLE LAW

     This Agreement shall be governed by, construed and enforced according to the laws of the State of COLORADO.

SECTION 8: DEFAULT

     8.1 EVENT OF DEFAULT. The following events will constitute a default (a "Default") under the terms of this Agreement: (a) the Business fails to pay the Recourse Obligation or any other payment obligation of the Business under this Agreement on demand or the Business fails to pay any indebtedness of the Business owed to the Bank pursuant to its terms; (b) the Business fails to perform any obligation, covenant or liability in connection with this Agreement within ten (10) days after the date that written notice thereof is given to the Business; (c) any warranty, representation or statement whenever made by the Business in connection with this Agreement proves to be false in any material respect when made, or the Business fails to disclose to the Bank that any such warranty, representation or statement has become untrue in any material respect; (d) dissolution or termination of the Business if the Business is a corporation, partnership, or other entity, or if the Business is an individual, the death of such individual; (e) the Business's insolvency; (f) the assignment for the general benefit of the Business's creditors, the appointment of a receiver or trustee for its assets, the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Business or any proceeding for the dissolution or liquidation, settlement of claims against or winding up of its affairs; (g) the termination or withdrawal of any guaranty for the Business's Obligations; (h) the Business fails to pay when due any tax imposed on it or any tax lien is filed against the Business or any of its assets; (i) any judgment against the Business remains unpaid, unstayed on appeal undischarged, unbonded or undismissed for a period of thirty (30) days; (j) the Business discontinues its business as a going concern; or (k) the Bank in good faith deems the prospect of the Business's payment or performance of its Obligations to have been impaired.

          8.2 EFFECT OF DEFAULT. Upon the occurrence of any Default, in addition to any rights the Bank has under this Agreement or applicable law, the Bank may immediately terminate this Agreement, at which time all Obligations the Business owes to the Bank will immediately become due and payable without notice, and the Bank's obligations to the Business hereunder will cease. After the occurrence of a Default, the Bank will have the right to withhold any further payments to the Business, and none of the Bank's rights or collateral will be adversely affected thereby.

SECTION 9: NON-LIABILITY OF BANK; RELEASE

     Except for a breach by the Bank of this Agreement, the Business hereby releases, discharges, and acquits the Bank, its officers, directors, employees, participants, successors and assigns from any and all claims, demands, losses, and liability of any nature which the Business ever had, now or hereafter can, shall or may have in connection with or arising out of the transactions contemplated herein or the documentation hereof. In addition to the provisions of this Section and Section 5.2, the Bank shall not be liable for any indirect, special or consequential damages, such as loss of anticipated revenues or other economic loss in connection with or arising out of any default in performance hereunder or other matter arising herefrom. Nor shall the Bank be liable for any errors of judgment or mistake of fact when acting as the Business's attorney-in-fact pursuant to Section 6, or liable for delay in the performance of the Bank's duties caused by strike, lawsuit, riot, civil disturbance, fire, shortage of supplies or materials, or any other cause reasonably beyond the Bank's control.

SECTION 10: EFFECTIVE DATE: TERMINATION; BINDING EFFECT

          This Agreement will be effective when accepted by the Bank, and will continue in full force and effect until the earlier of: (a) one year after the effective date of this Agreement; or (b) Sixty (60) days after written notice of termination has been given by one party to the other (in each case subject to immediate termination upon a Default); and the term of this Agreement will automatically be extended for periods of one year each following its otherwise scheduled termination, subject to Section 8.2 above and to the parties' rights to terminate this Agreement under clause (b) of this Section 10. Upon termination of this Agreement, the Business will pay all of its Obligations to the Bank; and in any event the Business will remain liable to the Bank for any deficiency remaining after liquidation of any collateral; and the Bank may withhold any payment to the Business unless supplied with an indemnity satisfactory to the Bank. This Agreement shall bind the Business and the Business's heirs, executors, successors and assigns and shall inure to the benefit of the Bank and the Bank's successors and assigns. The Business agrees that the Bank may delegate its duties hereunder, but that the Business may not do so without the Bank's prior written consent.

SECTION 11:  ATTORNEY'S FEES; PAST-DUE OBLIGATIONS; WAIVER;
SEVERABILITY; HEADINGS; ENTIRE AND CONTROLLING AGREEMENT;
NOTICES; COUNTERPARTS

          The Business will pay all reasonable expenses incurred by the Bank in connection with the execution of this Agreement, including expenses incurred in connection with the filing of financing statements, continuation statements and record searches. All past-due obligations of the Business arising under this Agreement shall bear interest at the maximum nonusurious rate permitted under applicable state or federal law. The Business hereby waives grace, demand (other than demand pursuant to Section 2.1 hereof), presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and notice of protest and diligence in collecting and bringing of suit against the Business. Upon liquidation of any collateral, settlement or prosecution of a dispute with any Customer, or enforcement of any obligation of the Business hereunder, the Business will pay to the Bank, and the Bank may charge to the Business's account, all costs and expenses incurred, including reasonable attorneys' fees, and such costs, expenses and fees shall constitute part of the Business's Obligations. No delay or failure on the Bank's part in exercising any right, privilege, or option hereunder shall operate as a waiver of such or of any other right, privilege, or option, and no waiver, amendment or modification of any provision of this Agreement shall be valid unless in writing signed by the Bank, and then only to the extent therein stated; the Bank does, however, have the right to amend this Agreement upon thirty (30) days written notice to the Business. Should any provision of this Agreement be prohibited by or invalid under applicable law, the validity of the remaining provisions shall not be affected. The headings herein are for convenience only, and shall not define or limit the scope, extent, meaning or intent of this Agreement. This Agreement embodies the Business's entire agreement as to its affiliation with the Bank's Business Manager program, although the Business anticipates that the Bank will subsequently outline certain depository and billing procedures. In the event of any inconsistency between this Agreement and any other agreement signed by the Business and the Bank in connection with this Agreement, including without limitation, any Additional Security Documents, the terms and provisions of this Agreement shall control and the terms and provisions of any such other document shall be ineffective to the extent of any such inconsistency. Any notice, request or demand to be given hereunder will be deemed to be given when deposited with delivery service addressed to, or sent by registered or certified mail to, the address of the recipient listed at the beginning of this Agreement. This Agreement may be executed in multiple counterparts, which when taken together shall constitute one and the same Agreement.

SECTION 12: SPECIAL STIPULATIONS

Execution of loan documents including: Corporate Resolution to Borrow, Commercial Security Agreement, Commercial Guaranty, UCC-1 Financing Statement. Remittance of Quarterly Financial Statements for ACI.
Remittance of Monthly Accounts Receivable and Accounts Payable Aging.

                                  BUSINESS:

                                  ACI SYSTEMS, INC.


                                  By:  /s/ RALPH ARMIJO
                                     -------------------------------------
                                  Title: PRESIDENT/CEO
                                        ----------------------------------

ACCEPTANCE:

This Agreement is accepted this 27th day of February, 1996.

                                  BANK:

                                  COLORADO STATE BANK OF DENVER
                                  ---------------------------------------

                                  By: /s/ BRIAN WILKINSON
                                     ------------------------------------

                                  Title: ASSISTANT VICE PRESIDENT/PROGRAM
                                         DIRECTOR
                                         --------------------------------




-C- Copyright 1995 by Private Business, Inc. All Rights Reserved. Business/Manager-Registered Trademark- is a registered trademark of Private Business, Inc. 0895.PBI

COMMERCIAL SECURITY AGREEMENT

-----------------------------------------------------------------------------------------------------------
 PRINCIPAL      LOAN DATE      MATURITY      LOAN NO     CALL    COLLATERAL   ACCOUNT   OFFICER    INITIALS
$750,000.00     02-27-1996    02-27-1997    0034-00001    61        4A       0034-00001  BRW
-----------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------

BORROWER: ACI SYSTEMS INC.                 LENDER: COLORADO STATE BANK OF DENVER
          7002 SOUTH REVERE PKWY SUITE 40          1600 BROADWAY
          ENGLEWOOD, CO 80112-3932                 DENVER, CO 80202-4999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN ACI SYSTEMS INC. (REFERRED TO BELOW AS "GRANTOR"); AND COLORADO STATE BANK OF DENVER (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

  AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

  COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

    ALL INVENTORY, ACCOUNTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES.

  In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

    (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

    (b) All products and produce of any of the property described in this Collateral section.

    (c) All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

    (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

    (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

  Fixtures are and will be located on the following described real estate:

    7002 SOUTH REVERE PKWY SUITE 40, ENGLEWOOD COLORADO. THE RECORD OWNER OF THE REAL PROPERTY IS , ,

  EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

  GRANTOR. The word "Grantor" means ACI SYSTEMS INC., its successors and assigns.

  GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

  INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

  LENDER. The word "Lender" means COLORADO STATE BANK OF DENVER, its successors and assigns.

  NOTE. The word "Note" means the note or credit agreement dated February 27, 1996, in the principal amount of $750,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

  RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guarantees, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

  ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Colorado. Grantor has its chief executive office at 7002 SOUTH REVERE PKWY SUITE 40, ENGLEWOOD, CO 80112-3932. Grantor will notify Lender of any change in the location of Grantor's chief executive office.

  AUTHORIZATION. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under
  (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.

  PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction or any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

  NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

  ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

  LOCATION OF THE COLLATERAL. Grantor, upon request of the Lender, will deliver to the Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of the Lender.

  REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Some or all of the Collateral may be located at the real property described above. Except in the ordinary course of business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Colorado, without the prior written consent of Lender.

02-27-1996                   COMMERCIAL SECURITY AGREEMENT               PAGE 2
LOAN NO 0034-00001                   (CONTINUED)
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  TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

  TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

  COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

  MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

  TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

  COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

  HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

  MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. In no event shall the insurance be in an amount less than the amount agreed upon in the Agreement to Provide Insurance. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

  APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the collateral shall be used to prepay the indebtedness.

  INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest=bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

  INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed in the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes ???en bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and,

02-27-1996                   COMMERCIAL SECURITY AGREEMENT               Page 3
Loan No 0034-00001                     (Continued)
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at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any instalment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Colorado Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. The receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waived.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of DENVER County, State of Colorado. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocable, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

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02-27-1996                    COMMERCIAL SECURITY AGREEMENT              Page 4
Loan No 0034-00001                     (Continued)
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     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.


     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 27, 1996.

GRANTOR

ACI SYSTEMS INC.

By:  /s/ RALPH ARMIJO
   ---------------------------
   RALPH ARMIJO, PRESIDENT/CEO

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